Exhibit 10.1

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made effective as of the 30th day of June, 2006, between Aventura Holdings, Inc., a Florida corporation ("Seller") and Craig A. Waltzer, an individual ("Buyer").

                              W I T N E S S E T H:

     WHEREAS, Seller currently holds 100% of the outstanding member units (the "Units") in Aventura Networks, LLC, a Florida limited liability company ("Networks"); and

     WHEREAS, Seller desires to sell, convey, assign, transfer and deliver to Buyer all of the Units in exchange for Buyer's assumption of any and all liabilities of Seller associated with the ownership and/or operation of Networks (the "Liabilities");

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Assignment  of the Units.  Seller hereby transfers, assigns and sets over
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unto  Buyer  all  of  Seller's  right,  title  and interest in and to the Units.

2.     Assumption  of  the Liabilities.  Buyer hereby assumes and agrees to pay,
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or  cause  to be paid when due, or otherwise discharge, the Liabilities.  Except as set forth herein, Buyer assumes no other debts, obligations or liabilities of Seller whatsoever.

3.     Miscellaneous.  This Agreement and all of the terms and provisions hereof
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shall  be  binding  upon  and inure to the benefit of Seller and Buyer and their respective  successors  and  assigns.

     IN WITNESS WHEREOF, Company and Buyer have caused this Agreement to be duly executed and delivered as of the date first above written.

                            AVENTURA HOLDINGS, INC.


/s/  Craig  A.  Waltzer                         /s/  Craig  A.  Waltzer
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By:  Craig  A.  Waltzer                         Craig  A. Waltzer, an individual
Its:  President